As filed with the Securities and Exchange Commission on September 2, 2011

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number: 811-21680

DCA Total Return Fund

(Exact Name of the Registrant as Specified in Charter)

518 17th Street, Suite 1200, Denver, CO 80202

(Address of Principal Executive Offices - Zip Code)

303-228-2200

Registrant’s Telephone Number, including area code:

Jeffrey W. Taylor

President

518 17th Street, Suite 1200

Denver, CO 80202

(Names and Addresses of agents for service)

Date of fiscal year end: December 31, 2011

Date of reporting period: June 30, 2011

Item 1. Reports to Shareholders

The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”).

Dividend Capital Investments

DCA Total Return Fund

Semi Annual Report

June 30, 2011

Table of Contents

Shareholder Letter 2

Total Returns and Trading History 4

Portfolio Profile 5

Statement of Investments 6

Statement of Assets & Liabilities 12

Statement of Operations 13

Statement of Changes in Net Assets 14

Financial Highlights 16

Notes to Financial Statements 18

Dividend Reinvestment Plan 32

Fund Proxy Voting Policies and Procedures 34

Portfolio Holdings 34

Trustees and Officers 35

Approval of Investment Advisory Agreement 37

Key Information 40

The Shareholder Letter and other information included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of the global capital markets, changes in the level of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward looking statements to be reasonable, although they are inherently uncertain and difficult to predict and there is no guarantee of their accuracy. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

1.866.324.7348 2011 Semi-Annual Report (Unaudited) 1

Shareholder Letter

August 18, 2011

Fellow Shareholders,

As represented by the MSCI World Index 5.62% return over the six-month period ending June 30, 2011, global capital markets extended their rebound from the financial crisis lows reached in March of 2009. However, this overall increase in value continued to occur with distinct periods of volatility and market declines as the issues highlighted over the past years remain unresolved. These issues include such headline matters as concerns with European sovereign debt, malaise in the U.S. housing market, persistently high domestic unemployment, slow domestic GDP growth, soaring U.S. deficits, the Congressional stalemate over the debt ceiling, and the S&P credit rating downgrade of the United States. These concerns were balanced against positive factors including recovering and strong corporate balance sheets, solid corporate profits, moderating growth in developing markets, ongoing accommodative monetary policy, and accretive corporate debt financing. The competing positive and negative factors have been front and center in August as capital markets experienced rollercoaster-like volatility.

Against this back-drop, the DCA Total Return Fund (“DCA” or the “fund”) performed well on both an absolute and relative basis during the first half of the year. As displayed in the performance tables that follow this letter, during the six-months ended June 30, 2011, DCA’s NAV total return was 12.76% while its market price total return was 13.06%.

During this period, DCA received positive performance contributions from each of its major asset classes including collateralized loan obligation (CLO) holdings, common stock, and preferred stock. In the case of CLO holdings, the value creation came from a combination of an increase in the positions’ market values and cash distributions received by the fund. With respect to the positive contribution from the common stock holdings, DCA benefited from outperformance (relative to the MSCI World Index) experienced in the Calamos-managed global common equity strategy. While still posting a positive result, preferred stock holdings experienced a lower absolute return than either CLO or common equity holdings. Finally, the fund’s cash allocation was a relative drag on fund performance.

The fund continues to benefit from the economies of scale that resulted from the reorganization of the DCW Total Return Fund into DCA that occurred in the third quarter of 2010. One tangible benefit of the reorganization is a lower operating expense ratio than either fund’s historic total annual operating expense ratio, as the fixed expenses of the combined fund are spread over a larger asset base. Consistent with the transformative steps that have been taken beginning in 2009, we will continue to actively assess opportunities to enhance the execution of the

2	2011 Semi-Annual Report (Unaudited) www.dcclosedendfunds.com

Shareholder Letter (continued)

fund’s investment strategy, asset mix and corresponding risk/return potential while remaining focused on achieving the objective of delivering total return, consisting of capital appreciation and current income.

In closing, while capital markets have experienced positive returns over recent periods, we continue to be risk-aware and believe that there is a premium on investment vigilance. However, we also believe this environment will create compelling, long-term investment opportunities and that the fund has the potential to create long-term value for shareholders.

We thank you for your continued support.

Sincerely,

[GRAPHIC APPEARS HERE]

Jeffrey Taylor

President

1.866.324.7348 2011 Semi-Annual Report (Unaudited) 3

Total Returns and Trading History

June 30, 2011

Average Annual Total Returns(1)(2)

January 1, 1-Year Ended 3-Years Ended 5-Years Ended

2011 to, June 30, June 30, June 30, Since

June 30, 2011 2011 2011 2011 Inception(4)

DCA at Market Price (“MP”) 13.06% 61.24% -0.96% -12.67% -10.50%

DCA at Net Asset Value 12.76% 43.75% -1.88% -11.92% -7.91%

(“NAV”)

MSCI World Index(3) 5.62% 31.19% 0.35% 0.56% 4.65%

Trading History(1)(5)

Average Premium/Discount to NAV

3-Month -11.99%

1-Year -15.52%

Since Inception -10.39%

52-Week Price History Range

MP $2.47—$3.99

NAV $3.18—$4.51

Past performance is no guarantee of future results. Investors cannot invest directly into any index. This chart is for illustrative purposes only and does not relate to the future performance of the Fund. For current to the most recent month-end performance, visit dividendcapital.com, or call 866.DCG.REIT (324.7348). Performance data quoted above is historical. Current performance may be higher or lower than the performance data quoted. Performance does not include transaction fees that may be charged by your financial advisor or brokerage firm. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Total return assumes reinvestment of dividend and capital gain distributions. Investors cannot invest at NAV.

The MSCI World Index is a market capitalization weighted index designed to measure the equity market performance of 23 economically developed markets. You cannot invest directly in this index.

Fund inception is 02/24/2005.

Market price and NAV price history are since inception, based upon closing market price.

Holdings and composition of holdings are subject to change, and may not be representative of future investments.

4	2011 Semi-Annual Report (Unaudited) www.dcclosedendfunds.com

Portfolio Proile

June 30, 2011

Asset Class Allocation(6)(7)

Cash(10) 6.90%

Debt 7.98%

Common Stock 70.07%

Preferred Stock 15.04%

Country Allocation(6)(8)

Mexico 1.18% Hong Kong 1.18%

France 1.23%

Netherlands 1.17%

Argentina 1.04%

Norway 1.57% Japan 0.73%

Sweden 1.58% South Africa 0.32%

Taiwan 2.00%

Brazil 2.09%

Germany 2.26%

China 2.68% United States 62.54%

Canada 2.81%

Switzerland 3.08%

Denmark 4.11%

United Kingdom 8.44%

Sector Allocation(6)(8)(9)

Materials 5.03% Industrials 3.40%

Consumer Staples 5.94% Telecommunication Services

1.20%

Consumer Discretionary

8.16%

Information Technology 27.85%

CLO Equity 8.54%

Energy 8.75%

Health Care 12.81%

Financials 18.32%

(7)	Asset class allocation breakdown percentages are based on the market value of the fund’s investments.

Country and Sector allocation breakdown percentages are based on the market value of the fund’s investments exclusive of cash or cash equivalents.

Sector classifications are solely for illustrative purposes and are not reflective of the industry classifications used for diversification testing for the purposes of the Investment Company Act of 1940, as amended.

(10)	Includes Money Market Funds.

1.866.324.7348 2011 Semi-Annual Report (Unaudited) 5

STATEMENT OF INVESTMENTS

June 30, 2011 (Unaudited)

	Shares	Market Value
COMMON STOCK 71.20%		
Consumer Discretionary 7.72%		
Amazon.com Inc.*	13,850	$2,832,187
Deckers Outdoor Corp.*	5,300	467,142
NetFlix Inc.*	2,100	551,649
priceline.com Inc.*	5,480	2,805,376
Swatch Group AG	28,500	2,559,322
		9,215,676
Consumer Staples 5.62%		
Cia De Bebidas Das Americas	52,000	1,704,290
Coca-Cola Co.	11,500	773,835
Henkel AG & Co. KGaA	12,100	839,971
Herbalife Ltd.	19,800	1,141,272
Mead Johnson Nutrition Co.	13,500	911,925
Wal-Mart de Mexico SAB de CV	450,000	1,335,568
		6,706,861
Energy 8.28%		
AMEC PLC	22,500	392,893
Apache Corp.	7,800	962,442
Baker Hughes Inc.	12,000	870,720
Chesapeake Energy Corp.	13,500	400,815
CNOOC Ltd.	266,993	623,076
Ensign Energy Services Inc.	24,000	475,795
Helmerich & Payne Inc.	18,500	1,223,220
Occidental Petroleum Corp.	8,000	832,320
Patterson-UTI Energy Inc.	15,000	474,150
Schlumberger Ltd.	5,200	449,280
Subsea 7 Inc.*	33,549	858,134
Suncor Energy Inc.	23,500	921,043
Technip SA	13,000	1,393,733
		9,877,621
Financials 2.01%		
Franklin Resources Inc.	10,800	1,417,932
Standard Chartered PLC	12,000	315,470
T. Rowe Price Group Inc.	11,100	669,774
		2,403,176
Health Care 12.12%		
Agilent Technologies Inc.*	27,700	1,415,747
Bruker Biosciences Corp.*	26,500	539,540
Cerner Corp.*	19,000	1,161,090
Coloplast A/S	5,800	880,702
CR Bard Inc.	4,553	500,193
Elekta AB - Class B	22,800	1,079,947
Illumina Inc.*	9,900	743,985
Intuitive Surgical Inc.*	4,700	1,748,917
Novo Nordisk A/S - Class B	30,000	3,765,019
Shire PLC	36,500	1,139,398
Waters Corp.*	15,600	1,493,544
		14,468,082

Footnotes to DCA Statement of Investments on pages 10-11.

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STATEMENT OF INVESTMENTS (CONTINUED)

June 30, 2011 (Unaudited)

	Shares	Market Value
COMMON STOCK (continued)		
Industrials 3.22%		
ABB Ltd.*	19,600	$508,213
Eaton Corp.	13,200	679,140
Komatsu Ltd.	26,400	818,841
Parker Hannifin Corp.	10,200	915,348
Siemens AG	6,700	920,111
		3,841,653
Information Technology 26.34%		
Accenture PLC - Class A	29,200	1,764,264
Altera Corp.	16,200	750,870
Apple Inc.*	11,250	3,776,287
ARM Holdings PLC	371,000	3,501,180
ASML Holding NV	36,000	1,326,025
Autodesk Inc.*	14,943	576,800
Autonomy Corp. PLC*	106,700	2,923,217
Aveva Group PLC	31,000	852,280
Baidu.Com Inc. - ADR*	21,600	3,026,808
Check Point Software Technologies Ltd.*	35,500	2,018,175
EMC Corp.*	30,000	826,500
Google Inc. - Class A*	3,125	1,582,437
HTC Corp. - GDR	16,800	2,253,720
Intuit Inc.*	12,000	622,320
MercadoLibre Inc.	14,800	1,174,232
Oracle Corp.	43,000	1,415,130
QUALCOMM Inc.	20,000	1,135,800
SAP AG	13,000	787,073
Tencent Holdings Ltd.	26,000	705,656
Veeco Instruments Inc.*	8,900	430,849
		31,449,623
Materials 4.76%		
Anglo American PLC	8,100	401,379
Barrick Gold Corp.	29,700	1,345,113
Cliffs Natural Resources Inc.	5,100	471,495
Gold Fields Ltd.	25,000	366,729
Goldcorp Inc.	36,650	1,772,744
Syngenta AG*	1,200	405,067
Yara International ASA	16,300	917,548
		5,680,075
Telecommunication Services 1.13%		
Millicom International Cellular SA	6,700	699,108
Tim Participacoes SA	135,000	652,228
		1,351,336
TOTAL COMMON STOCK (Cost $61,652,042)		$84,994,103

Footnotes to DCA Statement of Investments on pages 10-11.

1.866.324.7348 2011 Semi-Annual Report (Unaudited) 7

STATEMENT OF INVESTMENTS (CONTINUED)
June 30, 2011 (Unaudited)

	Bond Rating Moody's/S&P (Unaudited)	Shares	Market Value
PREFERRED STOCK 15.28%			
Financials 15.28%			
Aegon NV,			
Series 1, 4.000%[1]	Baa2/BBB	23,078	$518,793
American Home Mortgage Investment Corp.:			
Series A, 9.750%[2]*	NR/NR	266,950	27
Series B, 9.250%[2]*	NR/NR	29,700	3
Bank of America Corp.:			
Series 4, 4.000%[1]	Ba3/BB+	32,500	630,175
Series 5, 4.000%[1]	Ba3/BB+	20,400	388,620
Series E, 4.000%[1]	Ba3/BB+	21,547	411,117
Series H, 3.000%[1]	Ba3/BB+	57,416	957,699
BioMed Realty Trust Inc.,			
Series A, 7.375%	NR/NR	5,543	140,737
BRE Properties Inc.,			
Series D, 6.750%	Baa3/BB+	2,147	53,718
Corporate Office Properties Trust:			
Series H, 7.500%	NR/NR	12,500	315,000
Series J, 7.625%	NR/NR	9,001	229,706
Duke Realty Corp.,			
Series O, 8.375%	Baa3/BB	13,500	365,310
Entertainment Properties Trust,			
Series B, 7.750%	NR/NR	4,046	100,543
HCP Inc.,			
Series F, 7.100%	Baa3/BB+	19,981	500,324
HSBC USA Inc.,			
Series G, 4.000%[1]	Baa1/A-	33,843	800,387
Kilroy Realty Corp.,			
Series F, 7.500%	NR/BB	19,317	488,334
Kimco Realty Corp.,			
Series G, 7.750%	Baa2/BBB-	2,242	58,427
LaSalle Hotel Properties:			
Series D, 7.500%	NR/NR	6,675	164,606
Series G, 7.250%	NR/NR	12,809	316,510
MetLife Inc.,			
Series A, 4.000%[1]	Baa2/BBB-	42,800	1,041,324
ProLogis Inc.:			
Series L, 6.500%	Baa3/BB	26,097	632,069
Series O, 7.000%	Baa3/BB	19,337	482,361
Series R, 6.750%	Baa3/BB	24,665	592,947
Series S, 6.750%	Baa3/BB	20,600	497,490
PS Business Parks Inc.:			
Series M, 7.200%	Baa3/BBB-	15,000	376,650
Series P, 6.700%	Baa3/BBB-	15,000	371,400

Footnotes to DCA Statement of Investments on pages 10-11.

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STATEMENT OF INVESTMENTS (CONTINUED)

June 30, 2011 (Unaudited)

	Bond Rating Moody's/S&P (Unaudited)	Shares	Market Value
PREFERRED STOCK (continued)			
Public Storage:			
Series E, 6.750%	Baa1/BBB+	17,395	$440,267
Series G, 7.000%	Baa1/BBB+	15,000	380,400
Series H, 6.950%	Baa1/BBB+	12,400	313,472
Series K, 7.250%	Baa1/BBB+	6,884	173,890
Series L, 6.750%	Baa1/BBB+	20,900	533,995
Series M, 6.625%	Baa1/BBB+	19,528	502,846
Series X, 6.450%	Baa1/BBB+	15,000	376,350
Regency Centers Corp.:			
Series C, 7.450%	Baa3/BB+	23,557	595,285
Series E, 6.700%	Baa3/BB+	20,000	499,800
Santander Finance Preferred SA Unipersonal,			
Series 6, 4.000%[1]	Baa2/A-	73,323	1,425,399
SL Green Realty Corp.,			
Series C, 7.625%	NR/NR	4,367	109,568
Taubman Centers Inc.,			
Series G, 8.000%	NR/NR	9,598	245,517
The Goldman Sachs Group Inc.:			
Series A, 3.750%[1]	Baa2/BBB-	31,500	671,265
Series D, 4.000%[1]	Baa2/BBB-	36,871	820,011
Vornado Realty Trust:			
Series F, 6.750%	Baa3/BBB-	6,836	171,105
Series H, 6.750%	Baa3/BBB-	7,300	182,208
Series I, 6.625%	Baa3/BBB-	14,816	368,770
			18,244,425
TOTAL PREFERRED STOCK			
(Cost $24,600,080)			$18,244,425

Footnotes to DCA Statement of Investments on pages 10-11.

1.866.324.7348 2011 Semi-Annual Report (Unaudited) 9

Statement of Investments (continued)

June 30, 2011 (Unaudited)

	Bond Rating Moody's/S&P (Unaudited)	Principal Amount	Market Value
COMMERCIAL REAL ESTATE COLLATERALIZED DEBT OBLIGATIONS 0.03%			
CW Capital Cobalt II Ltd., 2006-2A, Class P.S., 0.000%, 04/26/2016 [3][4][5][6][7]	NR/NR	$3,500,000	$35,000
Lenox Street Ltd., Series 2007-1A, Class SN, 0.000%, 06/04/2017 [3][4][5][6][7]	NR/NR	1,000,000	0
Vertical CRE CDO Ltd., Class P.S., 0.000%, 04/22/2013 [3][4][5][6][7]	NR/NR	1,800,000	4,500
TOTAL COMMERCIAL REAL ESTATE COLLATERALIZED DEBT OBLIGATIONS (Cost $6,266,409)			$39,500
COLLATERALIZED LOAN OBLIGATIONS 8.08%			
Babson CLO Ltd., 2005-3A, 42.370%, 11/11/2019 [3][4][5][6][7]	NR/NR	9,000,000	$7,380,000
Fraser Sullivan CLO Ltd., 2006-1A, 38.771%, 03/15/2017 [3][4][5][6][7]	NR/NR	3,400,000	2,261,000
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $12,400,000)			$9,641,000

	Shares	Market Value
MONEY MARKET FUNDS 7.01%		
AIM STIT Treasury Portfolio, 7-Day Yield 0.020%	8,372,080	$8,372,080
TOTAL MONEY MARKET FUNDS (Cost $8,372,080)		$8,372,080
TOTAL INVESTMENTS 101.60% (Cost $113,290,611)		$121,291,108
LIABILITIES LESS OTHER ASSETS (1.60%)		(1,909,556)
NET ASSETS 100.00%		$119,381,552

AB - Aktiebolag is the Swedish term for a public limited liability company.

ADR - American Depositary Receipts.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

ASA - Allmennaksjeselskap is the Norwegian term for public limited company.

A/S - Aktieselskab is a Danish term for joint stock company.

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Statement of Investments (continued)

June 30, 2011 (Unaudited)

CDO—Collateralized Debt Obligation.

CLO—Collateralized Loan Obligation. GDR—Global Depositary Receipts.

KGaA—Kommanditgesellschaft Auf Aktien is a german term that refers to a limited partnership on shares. NV—Naamloze Vennootschap is the Dutch term for a public limited liability company.

OYJ—Osakeyhtio is the Finnish equivalent of a limited company. PLC—Public Limited Co.

SA—Generally designates corporations in various countries, mostly those employing the civil law. SAB de CV—A variable capital company.

Footnotes to DCA Statement of Investments:

Non income producing security.

The coupon rate shown on floating or adjustable rate securities represents the current effective rate at June 30, 2011.

Security in default or currently deferring interest payments.

This security was purchased pursuant to the terms of a private placement memorandum and is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 144A of the Securities Act. This security may only be sold in transactions exempt from registration under the Securities Act, which most commonly involves a sale to “qualified institutional buyers” under Rule 144A. As of June 30, 2011, the total value of these securities amount to $9,680,500 or 8.11% of net assets.

This security has been valued at fair value determined in good faith by or under the direction of the Fund’s Board of Trustees.

The expected maturity date of this security listed herein is earlier than/later than the legal maturity date of the security due to the expected acceleration/deceleration of the schedule of principal payments by the issuer.

This security is considered illiquid by the Advisor. Total illiquid securities amount to 8.11% of net assets.

This security represents a junior tranche whereby the holder is entitled to residual cash flow, if any, which can vary. The rate listed represents the most recent payment received, annualized and divided by cost.

Sector classifications are solely for illustrative purposes and are not reflective of the industry classifications used for diversification testing for the purposes of the Investment Company Act of 1940, as amended.

See accompanying Notes to Financial Statements.

1.866.324.7348 2011 Semi-Annual Report (Unaudited) 11

Statement of Assets & Liabilities

June 30, 2011 (Unaudited)

DCA Total

Return Fund

ASSETS:

Investments at market value $121,291,108

Receivable for securities sold 195,605

Dividends and interest receivable 173,590

Foreign currency, at value(Cost $119,932) 121,082

Other assets 50,469

TOTAL ASSETS $121,831,854

LIABILITIES:

Distributions payable 1,373,305

Payable for securities purchased 870,588

Payable for investment advisory fees 82,743

Payable for administrative fees 15,140

Payable to custodian due to overdraft 9,956

Payable for trustees’ fees 795

Other liabilities 97,775

TOTAL LIABILITIES $2,450,302

NET ASSETS $119,381,552

COMPOSITION OF NET ASSETS:

Common stock, $0.001 par value (unlimited number of shares

authorized) 27,466

Paid-in capital 241,558,125

Overdistributed net investment income (288,101)

Accumulated net realized loss on investments and foreign

currency transactions (129,918,854)

Net unrealized appreciation of investments, translation of assets and liabilities denominated in foreign currencies 8,002,916

NET ASSETS $119,381,552

COST OF INVESTMENTS $113,290,611

SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE:

Common shares outstanding, $0.001 par value

(unlimited number of shares authorized) 27,466,109

Net asset value per share $4.35

See accompanying Notes to Financial Statements.

12 2011 Semi-Annual Report (Unaudited) www.dcclosedendfunds.com

Statement of Operations

For the Six-Months Ended June 30, 2011 (Unaudited)

DCA Total

Return Fund

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes $48,600) $1,036,066

Interest 860

CLO Distributions 2,460,726

TOTAL INVESTMENT INCOME $3,497,652

EXPENSES:

Investment advisory fees (Note 5) 494,057

Administrative fees (Note 5) 91,049

Shareholder reports expenses 55,321

Trustee fees and expenses (Note5) 46,690

Legal expenses 35,304

Insurance expenses 31,972

Custodian fees and expenses 23,047

Audit and tax fees 15,224

Listing expenses 12,980

Transfer agent fees and expenses 12,651

Other expenses 10,856

TOTAL EXPENSES $829,151

NET INVESTMENT INCOME $2,668,501

REALIZED AND UNREALIZED GAIN:

Net realized gain from:

Investments 2,260,557

Foreign currency translations 642,902

Net realized gain 2,903,459

Net change in unrealized appreciation on:

Investments 6,829,567

Translation of assets and liabilities denominated in

foreign currencies 855,733

Net change 7,685,300

INCREASE IN NET ASSETS RESULTING

FROM OPERATIONS $13,257,260

See accompanying Notes to Financial Statements.

1.866.324.7348 2011 Semi-Annual Report (Unaudited) 13

Statement of Changes in Net Assets

June 30, 2011 (Unaudited)

DCA Total Return Fund

For the For the

Six Months Ended Year Ended

June 30, 2011 December 31,

(Unaudited) 2010

Operations:

Net investment income $2,668,501 $3,986,220

Net realized gain/(loss) on investments,

swap transactions and foreign currency

transactions 2,903,459 (9,660,377)

Change in net unrealized

appreciation on investments, swap transactions

and foreign currency transactions 7,685,300 30,146,185

Increase in net assets resulting from operations 13,257,260 24,472,028

Distributions to Shareholders:

From net investment income (2,746,611) (3,621,949)

Net decrease in net assets

from distributions to shareholders (2,746,611) (3,621,949)

Capital Share Transactions:

Shares issued in connection with exchange

and merger (Note 3) — 48,839,232

Increase in net assets from capital

share transactions — 48,839,232

Net Increase in Net Assets 10,510,649 69,689,311

NET ASSETS:

Beginning of period 108,870,903 39,181,592

End of period(1) $119,381,552 $108,870,903

(1)	Includes overdistributed net investment income of $(288,101) and $(209,991), respectively.

See accompanying Notes to Financial Statements.

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1.866.324.7348 2011 Semi-Annual Report (Unaudited) 15

Financial Highlights

For the For the

Six Months Ended Year Ended

PER SHARE OPERATING DATA: June 30, 2011 December 31,

(Unaudited) 2010

Net Asset Value, Beginning of Period $3.96 $2.77

Income from investment operations:

Net investment income/(loss)(3) 0.10 0.23

Net gains/(loss) on securities, realized

and unrealized 0.39 1.15

Total From Investment Operations 0.49 1.38

Dividends and/or Distributions to Shareholders:

Dividends from net investment income (0.10) (0.19)

Dividends from net realized gain on investments — —

Distributions from return of capital — —

Total Distributions (0.10) (0.19)

Offering Cost Adjustment — —

Net Asset Value, End of Period $4.35 $3.96

Market Price, End of Period $3.80 $3.45

Total Return, Net Asset Value(6) 12.76% 51.90%

Total Return, Market Value(6) 13.06% 53.38%

Net Assets, End of Period (000’s) $119,382 $108,871

Ratios/Supplemental Data:

Ratio of Total Expenses to Average Net Assets 1.43%(7) 1.90%

Ratio of Total Expenses to Average Net Assets after

reduction to custodian expenses 1.43%(7) 1.90%

Ratio of Operating Expenses to Average Net Assets(8) 1.43%(7) 1.90%

Ratio of Operating Expenses to Average Net Assets

after reduction to custodian expenses(8) 1.43%(7) 1.90%

Ratio of Net Investment Income/(Loss) to Average

Net Assets 4.59%(7) 6.51%

Portfolio Turnover Rate(9) 25% 67%

Bank Borrowings:(10)

Loan Outstanding, End of Period (000’s) N/A N/A

Asset Coverage for Loan Outstanding N/A N/A

[GRAPHIC APPEARS HERE] [GRAPHIC APPEARS HERE]

Prior to March 16, 2009, the DCA Total Return Fund was known as the Dividend Capital Realty Income Allocation Fund.

The Fund changed its fiscal year end from September 30 to December 31. Amounts shown are for the period from October 1, 2007 to December 31, 2007.

Calculated based on average shares outstanding.

Less than ($0.005) per share.

Common share offering cost adjustment is less than $0.005 per share.

Total investment return is calculated assuming a purchase of common shares of the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s reinvestment plan. Total investment return is not annualized for periods of less than one year. Brokerage commissions are not reflected. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

16 2011 Semi-Annual Report (Unaudited) www.dcclosedendfunds.com

Financial Highlights (continued)

For the For the For the For the For the

Year Ended Year Ended Period Ended Year Ended Year Ended

December 31, December 31, December 31, September 30, September 30,

2009(1) 2008(1) 2007(1)(2) 2007(1) 2006(1)

$2.38 $8.44 $11.03 $15.08 $14.43

0.12 0.71 (0.00)(4) 1.02 0.99

0.46 (5.81) (2.26) (3.61) 0.97

0.58 (5.10) (2.26) (2.59) 1.96

(0.19) (0.84) (0.33) (1.38) (1.31)

— — — (0.08) —

— (0.12) — — —

(0.19) (0.96) (0.33) (1.46) (1.31)

— — — — 0.00(5)

$2.77 $2.38 $8.44 $11.03 $15.08

$2.39 $2.00 $8.06 $11.16 $14.52

29.07% (65.39)% (20.62)% (19.05)% 14.95%

32.67% (69.55)% (25.08)% (14.93)% 13.11%

$39,182 $33,720 $118,062 $153,970 $206,948

2.42% 3.34% 5.20%(7) 4.11% 3.98%

2.42% 3.34% 5.20%(7) 4.11% 3.97%

2.41% 1.97% 2.42%(7) 1.70% 1.73%

(7)	1.70% 1.72%

2.41% 1.97% 2.42%

5.32% 12.31% (0.00)%(7) 6.98% 6.92%

90% 23% 7% 47% 72%

N/A $7,054 $53,872 $68,872 N/A

N/A 591% 305% 311% N/A

[GRAPHIC APPEARS HERE]

Ratio annualized for the period of less than one year.

Operating expenses do not include interest expense on the line of credit.

A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for a period and dividing it by the monthly average of the market value of the portfolio securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the six months ended June 30, 2011 were $28,689,672 and $30,422,830, respectively.

Bank Borrowings resulted from a secured line of credit which was fully paid off as of February 27, 2009.

See accompanying Notes to Financial Statements.

1.866.324.7348 2011 Semi-Annual Report (Unaudited) 17

DCA Total Return Fund

December 3, 2004

February 15, 2005 $100,068 7,010 Unlimited

February 24, 2005

Notes to Financial Statements

June 30, 2011 (Unaudited)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

DCA Total Return Fund (NYSE: “DCA”), formerly Dividend Capital Realty Income Allocation Fund (“the Fund”) is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is total return, consisting of capital appreciation and current income. While the Fund is registered as non-diversified, it is currently operating as a diversified fund and has been doing so since 2009.

Initial capitalization for the Fund was provided by Dividend Capital Investments

LLC (the “Adviser”) as follows:

Organization Date

Initial Capitalization Date

Amount of Initial Capitalization

Common Shares Issued at Capitalization

Common Shares Authorized

Public Offering Date

On September 25, 2010, the Fund acquired all of the assets and liabilities of DCW Total Return Fund (“DCW”) in exchange for an equal aggregate value of newly issued common shares of the Fund, pursuant to an Agreement and Plan of

Reorganization dated August 18, 2010 and approved by shareholders at an Annual Meeting held on September 16, 2010. The Fund distributed 13,305,099 common shares, which was an amount equal to the aggregate net asset value of DCW common shares, as determined at the close of business on September 24, 2010. The transaction qualified as a tax-free reorganization for federal income tax purposes. For financial reporting purposes, the Fund, which commenced operations on February 24, 2005, has been deemed the accounting survivor.

As of June 30, 2011, the Member of the Adviser’s Investment Committee was Jeffrey Taylor.

Security Valuation

Pricing Procedures All securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open.

Securities traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”). Domestic exchange-listed securities and non-NASDAQ equity securities not traded on a listed exchange are valued at the last sale price as of the close of the NYSE. In the absence of trading on an NOCP, such securities are valued at the mean of the bid and asked prices. In the event exchange quotations

18 2011 Semi-Annual Report (Unaudited) www.dcclosedendfunds.com

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

Security Valuation (continued)

are not available for exchange traded securities, the Fund will obtain at least one price from an independent broker/dealer.

U.S. government and agency securities having a maturity of more than 60 days are valued at the mean between the bid and asked prices. Fixed income securities having a maturity of less than 60 days are valued at amortized cost, which approximates fair value. Other debt securities are valued at the price provided by an independent pricing service or, if such a price is not available, at the value provided by at least one quotation obtained from a broker/dealer. Securities issued by private funds are priced at the value most recently provided by the private fund or at the bid provided by a broker/dealer.

Foreign exchange traded securities are valued at the last sale price at the close of the exchange on which the security is primarily traded (except in certain countries where market maker prices are used). In the absence of trading, such securities are valued at the mean between the last reported bid and asked prices or the last sale price. Fixed income securities where market quotations are not readily available are valued at fair value.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange traded open-end investment companies, which are priced as equity securities.

Exchange traded options, warrants and rights are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. For non-exchange traded options and exchange traded options, warrants and rights for which no sales are reported, the mean between the bid and asked prices is used. For exchange traded options, warrants and rights and foreign exchange traded equity securities in which the markets are not closed at the time that the Fund prices its securities, snapshot prices provided by individual pricing services are used.

The price for futures contracts are the daily quoted settlement prices. Single security total return swaps in which the referenced security is traded on an exchange are valued at the last sale price at the time of close of the NYSE. In the absence of trading of a referenced security, the mean between the closing bid and asked prices will be used.

Fair Valuation If the price of a security is unavailable in accordance with the Fund’s pricing procedures, or the price of a security is suspect, e.g., due to the occurrence of a significant event (as defined below), the security may be valued at its fair value determined pursuant to procedures adopted by the Board. For this purpose, fair value is the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. As of June 30, 2011, securities which have been fair valued based on procedures approved by the Board of Trustees represented 8.11% of DCA’s net assets.

The following factors, among other relevant factors, may be considered when determining the fair value of a security: (1) fundamental analytical data; (2) forces which influence the market in which the security is sold, including the liquidity and

1.866.324.7348 2011 Semi-Annual Report (Unaudited) 19

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

Security Valuation (continued)

depth of the market; (3) type of security and the cost at date of purchase; (4) most recent quotation received from a broker; (5) transactions or offers with respect to the security; (6) price, yield and the extent of public or private trading in similar securities of the issuer or comparable companies; (7) price and extent of public trading of the security on foreign exchanges; (8) information on world financial markets and comparable financial products; (9) size of the Fund’s holdings;

(10) financial statements of the issuer; (11) analyst reports; (12) merger proposals or tender offers; (13) value of other financial instruments, including derivative securities, traded on other markets or among dealers; (14) trading volumes on markets, exchanges or among dealers; (15) values of baskets of securities traded on other markets, exchanges or among dealers; (16) change in interest rates;

(17) observations from financial institutions; (18) government (domestic or foreign) actions or pronouncements; (19) in the case of restricted securities, discount from market value of unrestricted securities of the same class at time of purchase, existence and anticipated time frame of any undertaking to register the security and the size of the holding in relation to any unrestricted outstanding shares; (20) in the case of foreign securities, the country’s or geographic region’s political and economic environment, nature of any significant events, American Depository Receipt trading, exchange-traded fund trading and foreign currency exchange activity; (21) in the case of interests in private funds, the absence of transaction activity in interests in the private fund, extraordinary restrictions on redemptions, whether the private fund’s valuation procedures provide for valuation of underlying securities at market value or fair value, actual knowledge of the value of underlying portfolio holdings, review of audited financial statements and ongoing due diligence and monitoring; and (22) in the case of emergencies or other unusual situations, the nature and duration of the event, forces influencing the operation of the financial markets, likelihood of recurrence of the event, and whether the effects of the event are isolated or affect entire markets, countries or regions.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

20 2011 Semi-Annual Report (Unaudited) www.dcclosedendfunds.com

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2011 (Unaudited)

Security Valuation (continued)
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the assets or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2011.

Investments in Securities at Value	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Common Stock[1]	$84,994,103	$0	$0	$84,994,103
Preferred Stock[1]	18,244,395	30	0	18,244,425
Commercial Real Estate Collateralized Debt Obligations	0	35,000	4,500	39,500
Collateralized Loan Obligations	0	9,641,000	0	9,641,000
Money Market Funds	8,372,080	0	0	8,372,080
Total	$111,610,578	$9,676,030	$4,500	$121,291,108

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities at Value	Balance as of 12/31/2010	Realized loss	Change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Transfer in and/ or out of Level 3	Balance as of 6/30/2011
Commercial Real Estate Collateralized Debt Obligations	$75	($7,500,000)	($7,499,925)	$0	$4,500	$4,500
Total	$75	($7,500,000)	($7,499,925)	$0	$4,500	$4,500

[1] *For detailed descriptions of sectors see the accompanying Statement of Investments.*

There were no significant transfers between Levels 1 and 2 during the current period presented.

1.866.324.7348 2011 Semi-Annual Report (Unaudited) 21

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

Security Valuation (continued)

Signii cant Events An event is signifi cant if it causes the price for a security determined at the normal time for pricing that security to no longer reflect fair value at the time that the Fund determines its net asset value. A significant event is material (a “Material Significant Event”) if a fair valuation for the security would impact the Fund’s net asset value by more than one-half of one percent (0.5%). If a Material Significant Event has occurred, the Adviser will call a meeting of the Valuation Committee to determine a fair value for the security in accordance with the Fund’s Fair Valuation Procedures.

Security Credit Risk

The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated securities. The Fund may acquire securities in default, and are not obligated to dispose of securities whose issuers subsequently default. As of June 30, 2011, securities with an aggregate market value of $30 were in default or currently deferring interest payments.

Foreign Securities

The Fund may invest without limit in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into forward foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rate of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effects of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Repurchase Agreements

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due to the Fund. As of June 30, 2011 the Fund had no outstanding repurchase contracts.

22 2011 Semi-Annual Report (Unaudited) www.dcclosedendfunds.com

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

Distributions to Shareholders

The Fund intends to make dividend distributions each quarter to shareholders. The dividend rate may be modified by the Board of Trustees from time to time. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date. Distributions paid by the Fund are subject to recharacterization for tax purposes.

A portion of the distributions paid by the Fund may be reclassifi ed to return of capital and long-term capital gains upon the fi nal determination of the Fund’s taxable income for the year. Net realized gains, unless offset by any available capital loss carryforward, are generally distributed to shareholders annually, although net realized gains may be retained by the Fund in certain circumstances.

Securities Transactions and Investment Income

Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Dividend income from REIT securities may include return of capital. Upon notification from the issuer, the amount of the return of capital is reclassified to adjust dividend income, reduce the cost basis and/or adjust realized gain. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the specific identification method for both financial reporting and income tax purposes.

Use of Estimates

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Investments with Off-Balance Sheet Risk

The Fund may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument as reflected in the Fund’s Statement of Assets and Liabilities.

Indemniications

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under this arrangement is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

1.866.324.7348 2011 Semi-Annual Report (Unaudited) 23

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

2. FEDERAL INCOME TAXES

No provision for federal income taxes is required since the Fund intends to continue to qualify as regulated investment companies and distribute to shareholders all of its taxable income and capital gains.

Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gain for fi nancial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those refl ected in the accompanying fi nancial statements.

[GRAPHIC APPEARS HERE]

Management has concluded that the Fund has taken no uncertain tax positions that require recognition. The Fund files income tax returns in the U.S. federal jurisdiction and the State of Colorado. The statute of limitations on the Fund’s federal tax return filings remains open for the years ended December 31, 2010 through December 31, 2007. The Fund’s Colorado tax return filings remain open for the same years ended as mentioned above. To our knowledge there are no federal or Colorado income tax returns currently under examination.

As of and during the six months ended June 30, 2011, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements.

The amount and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year end; accordingly tax basis balances have not been determined as of June 30, 2011.

At June 30, 2011 the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

DCA Total

Return Fund

Aggregate tax cost (including foreign currency) $109,697,411

Gross unrealized appreciation 25,313,545

Gross unrealized depreciation (13,719,848)

Net unrealized appreciation 11,593,697

24 2011 Semi-Annual Report (Unaudited) www.dcclosedendfunds.com

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

The tax character of the distributions paid by the Fund during the following years ended December 31, 2010 and December 31, 2009, were as follows:

DCA Total Return Fund

Year Ended Year Ended

December 31, December 31,

Distributions paid from: 2010 2009

Ordinary Income $3,621,949 $2,140,951

Long-Term Capital Gain — —

Return of Capital — 54,005

Capital Loss Carryforwards:

At December 31, 2010, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

Expiring DCA Total Return Fund

2015 $380,321

2016 64,919,631

2017 57,803,387

2018 11,852,769

Total $134,956,108

The capital loss carryforwards include capital losses acquired from DCW Total Return Fund of $11,535,753, excluding $91,010,953 of capital losses that are deemed unusable according to tax regulation. The use of the losses of DCW Total Return Fund are subject to an annual limitation of $1,587,090, except that in the first year the limit is prorated based on the merger date to $426,123.

Post October Losses:

The Fund intends to elect to defer to its fiscal year ending December 31, 2011, approximately $11,249 of currency losses recognized during the period November 1, 2010 to December 31, 2011.

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

DCA Total Return Fund

(Over)/Undistributed ordinary income $—

Accumulated net realized loss (134,956,108)

Net unrealized appreciation 2,451,411

Other cumulative effect of timing differences (209,991)

Total (132,714,688)

1.866.324.7348 2011 Semi-Annual Report (Unaudited) 25

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

Net investment income (loss) and net realized gain (loss) may differ from financial statements and tax purposes. These differences are primarily due to the treatment of certain investment securities and distribution allocations. These permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified.

For the year ended December 31, 2010 each Fund recorded the following reclassifications to the accounts listed below:

Increase/(Decrease) Increase/(Decrease)

Increase/(Decrease) (Over)/(Undistributed) Accumulated Net Realized

Paid-in Capital Net Investment Income Gain/(Loss)

DCA Total

Return Fund $11,349,965 ($2,570,304) ($8,779,661)

Net assets of the Fund were not affected by the reclassifications.

In any year when the Fund earns net investment income, the Fund generally intends to make sufficient distributions to prevent application of excise tax under the Internal Revenue Code. However, if the Fund distributes less than the required net investment income and capital gain net income (if any), a required 4% federal excise tax on such retained income and gains will be paid.

3. CAPITAL TRANSACTIONS

There are an unlimited number of $0.001 par value common shares of beneficial interest authorized. Of the 27,466,109 common shares outstanding on June 30, 2011, Dividend Capital Investments LLC (the “Adviser”) owned 27,455 shares. The Fund issued 12,100,010 common shares in its initial public offering on February 23, 2005. These common shares were issued at $15.00 per share before the underwriting discount of $0.675 per share. An additional 1,578,500 common shares were issued pursuant to an over-allotment option on April 12, 2005. Offering costs of $642,230 were offset against proceeds of the offering and were charged to paid-in capital of the common shares. During the year ended September 30, 2006, a $41,695 adjustment was charged to paid-in capital for common offering costs.

On September 16, 2010, shareholders of the Fund and the DCW Total Return Fund (“DCW”) approved an Agreement and Plan of Reorganization, reorganizing DCW into the Fund (the “Merger”). In the Merger, the Fund acquired substantially all of the assets and liabilities of DCW in a tax-free transaction in exchange for an equal aggregate value of newly issued common shares of the Fund.

Transactions in common shares for the six-months ended June 30, 2011 and the year ended December 31, 2010 were as follows:

26 2011 Semi-Annual Report (Unaudited) www.dcclosedendfunds.com

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

DCA Total Return Fund

For the For the Year

Six-Months Ended Ended December

June 30, 2011 31, 2010

Common shares outstanding 27,466,109 14,161,010

– beginning of period

Common shares issued in

connection with initial — —

public offering

Common shares issued to

shareholders from — —

reinvested distributions

Shares issued in connection — 13,305,099

with exchange and merger

Common shares outstanding 27,466,109 27,466,109

– end of period

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities were as follows:

For the For the Year

Six-Months Ended Ended December

June 30, 2011 31, 2010

Purchases $28,689,672 $72,614,204

Sales 30,422,830 39,581,577

5. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS AND OTHER RELATED PARTY TRANSACTIONS

Dividend Capital Investments LLC (“Dividend Capital” or the “Adviser”) serves as the Fund’s investment adviser and co-administrator. Pursuant to an Investment Advisory Agreement with the Fund, as compensation for its services to the Fund, Dividend Capital receives an annual investment advisory fee of 0.85% based on the

Fund’s average daily managed assets, computed daily and payable monthly. Pursuant to a Co-Administration Agreement with the Fund, as compensation for its services to the Fund, Dividend Capital receives an annual co-administration fee of 0.05% based on the Fund’s average daily managed assets, computed daily and payable monthly.

“Managed Assets” equal the Fund’s total assets (including the net asset value of common shares, plus the liquidation preference of any preferred shares issued by the Fund and the principal amount of any borrowings used for leverage) minus the sum of accrued liabilities other than debt entered into for purposes of leverage.

Calamos Advisors LLC (“Calamos”) serves as the Fund’s sub-adviser. Pursuant to a Sub-Advisory Agreement with the Fund and Dividend Capital, as compensation for its services to the Fund, Calamos receives an annual sub-advisory fee of 0.50% of the Fund’s average daily net assets, for the portion of the assets managed by Calamos. This fee is computed daily and paid quarterly by Dividend Capital and not the Fund.

1.866.324.7348 2011 Semi-Annual Report (Unaudited) 27

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

The Fund has entered into a Co-Administration, tax, book-keeping and pricing services agreement with ALPS Fund Services, Inc. (“ALPS”). Under this agreement, ALPS will calculate the net asset value and perform certain other administrative services for the Fund. ALPS will be compensated by the Fund the greater of a 0.07% annual rate on daily average net assets, or $125,000 annually.

Trustees of the Fund who are “interested persons” of the Fund do not receive any compensation from the Fund for acting as Trustee. Each of the Independent Trustees is paid from the Fund an annual retainer of $12,000, and a fee of $1,500 and reimbursement for related expenses for each meeting of the Board he attends. Each Independent Trustee receives from the Fund a fee of $1,000 for each telephonic Board meeting he attends. The Chairman of the Board of Trustees receives from the Fund an additional annual retainer of $5,000.

Certain officers of the Fund are also officers of the Adviser.

6. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund includes the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Fund’s Statement of Assets and Liabilities as a receivable or a payable and in the Fund’s Statement of Operations with the change in unrealized appreciation or depreciation.

The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

7. ILLIQUID AND/OR RESTRICTED SECURITIES

As of June 30, 2011, investments in securities included issues that are restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market.

The Fund may invest, without limit, in illiquid securities.

28 2011 Semi-Annual Report (Unaudited) www.dcclosedendfunds.com

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2011 (Unaudited)

Illiquid and/or Restricted Securities as of June 30, 2011

Description	Principal Amount	Acquisition Date	Cost	Market Value
Babson CLO Ltd, 2005-3A, 42.370%, 11/11/2019	$9,000,000	10/13/2005	$9,000,000	$7,380,000
CW Capital Cobalt II Ltd, 2006-2A, Class P.S., 0.000%, 04/26/2016	3,500,000	04/12/2006	3,500,000	35,000
Fraser Sullivan CLO Ltd., 2006-1A, 38.771%, 03/15/2017	3,400,000	03/07/2006	3,400,000	2,261,000
Lenox Street Ltd., Series 2007-1A, Class SN, 0.000%, 06/04/2017	1,000,000	03/05/2007	966,408	0
Vertical CRE CDO Ltd., Class P.S., 0.000%, 04/22/2013	1,800,000	05/15/2006	1,800,000	4,500
Total				$9,680,500
Net Assets				$119,381,552
Illiquid and/or Restricted Securities as a % of Net Assets				8.11%

8. Certain Provisions of the Declaration of Trust

The Fund's Amended and Restated Declaration of Trust ("Declaration") contains restrictions on the acquisitions and dispositions of its shares. The restrictions on acquisitions and dispositions of the Fund's shares are intended to preserve the benefit of the Fund's capital loss carryforwards and certain other tax attributes for tax purposes.

The restrictions are designed to prevent an "ownership change", as such term is defined in the Internal Revenue Code of 1986, as amended (the "Code"). Section 382 of the Code imposes significant limitations on the ability of an entity classified as a corporation to use its capital loss carryforwards to offset income in circumstances where such entity has experienced an "ownership change" and may also limit such an entity's ability to use any built-in losses recognized within five years of any "ownership change." For a more detailed discussion of the definition of an "ownership change" under the Code, please see Note 9 below.

The restrictions in the Declaration generally prohibit any attempt to purchase or acquire in any manner whatsoever the Fund's shares or any option, warrant or other right to purchase or acquire shares, or any convertible securities (the "Shares"), if as a result of such purchase or acquisition of such Shares, any person or group becomes a greater than 4.99% shareholder (as defined in the Code), which generally includes a person or group that beneficially owns 4.99% or more of the market value of the total outstanding shares, or the percentage of the Fund's shares owned by a 4.99% shareholder (as defined in the Code) would be increased. As a result of these restrictions, certain transfers of shares by existing 4.99% shareholders are prohibited. Any attempted transfer in violation of the foregoing restrictions will be void ab initio unless the transferor or transferee obtains the

1.866.324.7348 2011 Semi-Annual Report (Unaudited) 29

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

written approval of the Board of Trustees, which it may grant or deny in its sole and absolute discretion. The purported transferee will not be entitled to any rights of shareholders of the Fund with respect to the shares that are the subject of the prohibited transfer, including the right to vote such shares and to receive dividends or distributions, whether liquidating or otherwise, in respect of such shares.

If the Board of Trustees determines that a transfer would be prohibited, then, upon the Fund’s written demand, the purported transferee will transfer the shares that are the subject of the prohibited transfer, or cause such shares to be transferred, to the Fund, which shall be deemed an agent for the limited purpose of consummating a sale of the share to a person who is not a 4.99% shareholder. The proceeds of the sale of any such shares will be applied first to the Fund acting in its role as the agent for the sale of the prohibited shares, second, to the extent of any remaining proceeds, to reimburse the intended transferee for any payments made to the transferor by such intended transferee for such shares, and the remainder, if any, to the original transferor.

9. EXISTING TAX ATTRIBUTE LIMITATION AND POTENTIAL FOR ADDITIONAL TAX ATTRIBUTE LIMITATION

In the acquisition by the Fund of the assets and liabilities of DCW on September 25, 2010 (the “Reorganization”), DCA succeeded to DCW’s federal income tax attributes, which included capital loss carryforwards and net unrealized built-in losses in its assets. However, the Reorganization caused DCW to undergo an “ownership change” within the meaning of Section 382 of the Code because the shareholders of the Fund prior to the Reorganization owned more than 50% of the Fund immediately following the Reorganization. As a result of such ownership change, the Fund became subject to a specific annual limitation on the amount of capital loss carryforwards (and net unrealized built-in losses) received from DCW that the Fund can use to offset gains recognized by the Fund in each taxable year.

As of December 31, 2010, the Fund had approximately $123,420,355 of capital loss carryforwards (exclusive of such carryforwards received from DCW). The Fund’s capital loss carryforwards were not limited as a result of the Reorganization. However, the Reorganization has caused the Fund to come close to undergoing its own “ownership change” within the meaning of Section 382 of the Code. Generally, an “ownership change” within the meaning of Section 382 of the Code occurs when one or more shareholders who each own directly or indirectly 5% or more of the Fund’s common shares (including certain “public groups” of shareholders which are treated for this purpose as owning 5% or more of the Fund’s common shares) increase their aggregate ownership of common shares by more than 50 percentage points of the lowest percentage of common shares that such shareholders owned within the preceding three years. As a result of the Reorganization, the Fund believes that it is only approximately 1.5% away from undergoing an “ownership change.” Consequently, the Fund could undergo an “ownership change” as a result (for example) of the acquisition by a single

30 2011 Semi-Annual Report (Unaudited) www.dcclosedendfunds.com

Notes to Financial Statements (continued)

June 30, 2011 (Unaudited)

person of shares sufficient to cause such person to own 5% or more of the Fund’s common stock. If the Fund were to undergo an ownership change under Section 382 of the Code, any then-existing loss carryforwards (and net unrealized built-in losses) attributable to activities of the Fund would become subject to a specific “annual loss limitation amount,” which would generally equal the product of (i) the fair market value of the stock of the Fund at the time of the ownership change as adjusted pursuant to Section 382, and (ii) a certain interest rate established by the Internal Revenue Service (4.3% for ownership changes occurring in June 2011). If this were to occur, all of the Fund’s loss carryforwards (and net unrealized built-in losses) from periods prior to the ownership change (including those inherited from DCW and those generated by the Fund itself) would be substantially limited by operation of Section 382 of the Code.

As described in Note 8, above, the Fund’s Declaration contains provisions that are designed to prevent the Fund from undergoing an “ownership change” within the meaning of Section 382 of the Code. However, there can be no assurance that such provision of the Declaration will be enforceable under applicable state law or will succeed in avoiding an ownership change for the Fund.

10.	SUBSEQUENT EVENTS

Shareholder Distributions

On July 15, 2011 DCA paid shareholder distributions in the amount of $0.05 per share to shareholders of record as of June 30, 2011.

Management has performed a review for subsequent events. There were no additional reportable events for the Fund, other than information disclosed above, as a result of their review.

1.866.324.7348 2011 Semi-Annual Report (Unaudited) 31

Dividend Reinvestment Plan

June 30, 2011 (Unaudited)

The Fund offers a dividend reinvestment plan (the “Plan”) pursuant to which shareholders, unless they otherwise elect, automatically have dividends and capital gains distributions reinvested in common shares of the Fund by The Bank of New York (the “Plan Agent”). Shareholders who elect not to participate in the Plan receive all distributions in cash paid by wire or check mailed directly to the Plan Agent.

How the Plan Works

After the Fund declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of newly issued shares of the Fund or (ii) by open-market purchases as follows:

If, on the payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions, the Plan Agent will invest the distribution amount in newly issued shares on behalf of the Participants. The number of newly issued shares to be credited to each Participant’s account will be determined by dividing the dollar amount of the distribution by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the distribution will be divided by 95% of the market price on the payment date. Because common shares may be issued at less than their market price, Plan Participants may get a beneit that non-participants do not.

If, on the payment date, the NAV is greater than the market value per share plus estimated brokerage commissions, the Plan Agent will invest the distribution amount in shares acquired on behalf of the Participants in open-market purchases, which may be made on the NYSE, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. It is possible that the market price for the shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share the Plan Agent pays may exceed the market price thereof on the payment date. If the market price per share increases so that it equals or exceeds the NAV per share (minus brokerage commissions), it will result in the acquisition by the Plan Agent of fewer shares than if the distribution had been paid in shares issued by the Fund. Otherwise, the Plan Agent will use all distributions received in cash to purchase shares in the open market on or shortly after the payment date, but in no event more than thirty (30) days after the payment date.

Costs of the Plan

The Plan Agent’s fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends and other distributions. If a participant elects to have the Plan Agent sell part or all of his or

32 2011 Semi-Annual Report (Unaudited) www.dcclosedendfunds.com

Dividend Reinvestment Plan (continued)

June 30, 2011 (Unaudited)

her shares and remit the proceeds, the participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15.00 transaction fee.

Tax Implications

The automatic reinvestment of dividends or distributions does not relieve participants of any taxes which may be payable on such dividends or distributions. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to the tax consequences of participation in the Plan, Participants should consult with their own tax advisors.

Right to Withdraw

Participants whose shares are registered in his or her name may terminate his or her account under the Plan by notifying the Agent in writing at BNY Mellon

Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035, or by calling the Agent at 1.877.296.3711, or using BNY Mellon’s website at: www.melloninvestor.com/ISD. Such termination will be effective with respect to a particular distribution if the Participant’s notice is received by the Agent prior to such distribution record date. Participants whose shares are held by a brokerage irm should contact his or her broker. If a Participant holds shares through a broker, the Participant may not be able to transfer his or her shares to another broker and continue to participate in the Plan if the new broker does not permit such participation. The Plan may be amended or terminated by the Agent or the Fund upon notice in writing mailed to each Participant at least 90 days prior to the effective date of the termination.

1.866.324.7348 2011 Semi-Annual Report (Unaudited) 33

Fund Proxy Voting Policies and Procedures

June 30, 2011 (Unaudited)

The Fund has delegated to the Adviser the voting of proxies relating to its securities. The Adviser will vote such proxies in accordance with the Adviser’s policies and procedures. So long as proxy voting authority for the Fund has been delegated to the Adviser, the Adviser has delegated to Calamos the proxy voting authority with respect to those securities that are specifically part of the portion of the Fund’s assets managed by Calamos. The policies and procedures used in determining how to vote proxies relating to portfolio securities and information regarding how the Fund voted and proxies related to securities during the most recent 12-month period ended June 30th for which an SEC filing has been made are available without charge, upon request, by contacting the Fund at 1.866.324.7348, visiting the Fund’s website at www.dcclosedendfunds.com and visiting the Securities Exchange Commission’s (the “Commission”) website at www.sec.gov.

Portfolio Holdings

June 30, 2011 (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without charge, upon request, by contacting the Fund at 1.866.324.7348 and on the Commission’s website at www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1.800.SEC.0330.

34 2011 Semi-Annual Report (Unaudited) www.dcclosedendfunds.com

Trustees and Oficers

June 30, 2011 (Unaudited)

The business and affairs of the Fund are managed under the direction of the Board. The Board approves all signifi cant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with the Adviser, sub-adviser, co-administrators, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers and the Adviser, subject always to the investment objectives and policies of the Fund and to the general supervision of the Board.

The Trustees of the Fund, their age, the position they hold with the Fund, their term of office and the length of time served, their principal occupations for at least the past five years, the number of portfolios they oversee within the Dividend Capital or Calamos Advisors LLC fund complex (“Fund Complex”), and other directorships held by each Trustee are set forth in the charts below. Additional information about the Trustees can be found in the Statement of Additional Information, which is available without charge, upon request by calling 1-866-324-7348.

Number of Other

Funds within the Directorships

Name, Age, Fund Complex Held Outside

Address* and Length of Principal Occupation Overseen by Fund

Position with Fund Time Served During Past Five Years Trustee Complex

Class III (term expires 2011)

Jonathan F. Zeschin Since Essential Investment Partners 1 Matthews

Independent Trustee and 01/24/2005 LLC, Partner (since 2009), Asia Funds,

Chairman of the Board Essential Advisers, Inc., President Trustee (12

Age: 57 (since 06/2000); and JZ Partners funds) (since

LLC, Managing Partner (since 05/2007)

08/1998)

David W. Agostine Since Market Metrics, LLC, Principal 1 Curian

Interested Trustee** 09/30/2007 (since 01/2011); Dividend Series Trust,

Age: 48 Capital Investments LLC, Trustee (3

President (05/2007 to 06/2009); funds) (since

Intellect Integrated Electronics, 04/2011)

Inc., Chief Executive Oficer

(03/2003 to 05/2007); Janus

Institutional, Managing Director

(01/2000 to 03/2003)

Class I (term expires 2012)

Thomas H. Mack Since Thomas H. Mack & Co., Inc., 1 None

Independent Trustee 01/24/2005 President (since 01/1991)

Age: 68

1.866.324.7348 2011 Semi-Annual Report (Unaudited) 35

TRUSTEES AND OFFICERS (CONTINUED)

June 30, 2011 (Unaudited)

Class II (term expires 2013)

John Mezger Independent Trustee Age: 57	Since 08/17/2005	Essential Investment Partners LLC, Director, Client Relations (2010); WF Option, LLC, Manager (since 2004); Oak Point, LLC, Manager (since 2003); Cherry Creek South Associates, LLC, Manager (since 1999); and Corby Properties, LLC, Manager (since 1998)	1	None
J. Gibson Watson, III Independent Trustee/ Nominee Age: 56	Since 02/21/2006	Prima Capital Holding, Inc., President and Chief Executive Officer and Director (since 01/2000)	1	None

*Unless otherwise indicated, the business address of each Trustee is c/o Dividend Capital Investments LLC, 518 17th Street, 17th Floor, Denver, Colorado 80202.

** Mr. Agostine is deemed to be an "interested person" as defined in Section 2(a)(19) of the 1940 Act ("Interested Trustee"), because of his affiliation with the Fund's adviser, Dividend Capital Investments LLC.

The officers of the Fund, their ages and their principal occupations for at least the past five years are set forth below. The address for each of the officers is 518 17th Street, 17th Floor, Denver, CO 80202.

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years
Jeffrey Taylor Age: 39	President, Principal Executive Officer	Dividend Capital Investments LLC, President (since 06/2009), Chief Operating Officer (since 12/2005); and Vice President of Business Services (02/2004 — 12/2005); Black Creek Group/Dividend Capital Group, Senior Vice President of Operations (since 3/2009).
Jami M. VonKaenel Age: 33	Vice President, Treasurer, Principal Financial Officer and Secretary	Dividend Capital Investments LLC and Dividend Capital Securities, Controller (since 10/2006) and Assistant Controller (06/2004 — 10/2006); Ernst and Young LLP, Senior, Technology and Security Risk Services (02/2004 — 06/2004); and Accenture, Analyst (01/2001 — 01/2004).
Gordon Taylor Age: 37	Chief Compliance Officer	Dividend Capital Securities, LLC, Chief Compliance Officer (since 3/2006); Cambridge Investment Research, AVP, Director of Compliance (12/2003 – 3/2006).

36 2011 Semi-Annual Report (Unaudited) www.dcclosedendfunds.com

Approval of Investment Advisory Agreement

June 30, 2011 (Unaudited)

At a meeting held on May 24, 2011, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Investment Advisory Agreement between the Fund and the Adviser for another year. In connection with the approval, the Board noted that:

At each quarterly meeting, the Board received a variety of materials relating to the services provided by the Adviser and the performance of the Fund;

The Independent Trustees met in executive session to review information provided at the May 24, 2011 and other meetings and to discuss management’s responses;

In advance of the May 24, 2011 meeting, the Board requested and received extensive information from the Adviser to assist them, including information on advisory fees charged for the internal funds/accounts, if any, managed by the Adviser;

The Board received and considered a variety of information about the Adviser, as well as the advisory and administrative arrangements for the Fund;

The Board received and reviewed information showing comparative fee and performance information of the Fund relative to peer groups; and

The Board reviewed a memorandum prepared by Fund counsel outlining the legal duties of the Board when approving an advisory agreement.

In considering the continuation of the Investment Advisory Agreement, the Board did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of the Fund’s surrounding circumstances. After considering the below factors and based on the deliberations and its evaluation of the information provided to it, the Board concluded that the continuation of the Investment Advisory Agreement for another year was in the best interest of the Fund and its shareholders and that the compensation payable to the Adviser under the Investment Advisory Agreement by the Fund is fair and reasonable in light of the services to be provided.

Investment Advisory Fee Rate

The Board reviewed and considered the contractual annual advisory fee to be paid by the Fund to the Adviser, in light of the extent and quality of the advisory services provided by the Adviser to the Fund. The Board received and considered information comparing the Fund’s contractual advisory fees and overall expenses with those of other funds in the applicable peer group. The Board noted that the investment advisory fees to be received by the Adviser with respect to the Fund were near the median relative to such Fund’s peer group. The Board also considered that such ranking for the Fund may be a result in part of the Fund being smaller than the other funds in such peer group and that the Adviser and other service providers had taken signiicant steps during the prior three years to avoid the overall fees and expenses from being even higher for shareholders of the Fund. The Adviser does not have any other similarly-managed advisory clients at this time.

1.866.324.7348 2011 Semi-Annual Report (Unaudited) 37

Approval of Investment Advisory Agreement (continued)

June 30, 2011 (Unaudited)

Nature, Extent and Quality of the Services under the Investment Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided by the Adviser to the Fund under the Investment Advisory Agreement. The Board reviewed certain background materials supplied by the Adviser, including its Form ADV. The Board reviewed and considered the Adviser’s investment advisory personnel, its history as an asset manager, its performance and the amount of assets currently under management. The Board also reviewed the research and decision-making processes utilized by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Fund. The Board considered, among other things, the background and experience of the Adviser’s management in connection with the Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Adviser-managed portion of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also reviewed, among other things, the Adviser’s Code of Ethics.

The Board also reviewed and considered the advisory changes to the Fund in the past few years, including the retention of Calamos as subadviser to the Fund, and the services delivered by the Adviser in the selection and oversight of Calamos.

Performance

The Board reviewed performance information for the Fund for the 1-year, 2-year, 3-year and 5-year periods and since inception, periods ended March 31, 2011, on both a market value and a reported NAV basis. The Board placed greater emphasis on the more recent 1-year and 2-year performance commencing when the Fund shifted to the current total return objective and corresponding strategy. That review included a comparison of the Fund’s performance to the performance of a group of comparable funds and the Fund’s benchmarks. The Board considered, among other things, the Adviser’s performance and reputation generally and its investment techniques, risk management controls and decision-making processes.

The Adviser’s Profitability

The Board received and considered a profitability analysis prepared by the Adviser based on the fees payable under the Investment Advisory Agreement and containing certain assumptions regarding cost and expense allocations.

Economies of Scale

The Board considered whether economies of scale, if any, in the provision of services to the Fund were being passed along to the shareholders.

Other Benefits to the Adviser

The Board reviewed and considered any other ancillary benefits derived or to be derived by the Adviser from its relationship with the Fund, including soft dollar arrangements.

38 2011 Semi-Annual Report (Unaudited) www.dcclosedendfunds.com

Approval of Investment Advisory Agreement (continued)

June 30, 2011 (Unaudited)

The Board, including all of the Independent Trustees, concluded that:

The investment advisory fees to be received by the Adviser with respect to the Fund were near the median of the range relative to such Fund’s peer group, and that the Adviser and other service providers had taken significant steps during the prior two years to avoid the overall fees and expenses from being even higher for shareholders of the Fund;

The nature, extent and quality of services rendered by the Adviser to the Fund was appropriate, and that the desired beneficial effects of the structural changes in the past few years on Fund performance and fees, including the retention of a subadviser, were continuing to be realized by the Fund;

The performance of the Fund during the 1-year and 2-year periods significantly exceeded the benchmarks and both the median and the average return for its peer group;

The Adviser’s current and potential future profitability in connection with the operation of the Fund is not excessive and is fair to the Fund; and

There were no material economies of scale or other material ancillary benefits accruing to, or to be shared by, the Fund and the Adviser in connection with the Adviser’s provision of services to the Fund.

1.866.324.7348 2011 Semi-Annual Report (Unaudited) 39

Key Information

June 30, 2011 (Unaudited)

Key Information Oficers and Trustees

Investment Adviser and Jonathan F. Zeschin

Co-Administrator Independent Trustee and

Dividend Capital Investments LLC Chairman of the Board

518 17th Street, Suite 1200

Denver, CO 80202 Thomas H. Mack

Independent Trustee

Co-Administrator

ALPS Fund Services, Inc. John Mezger

1290 Broadway, Suite 1100 Independent Trustee

Denver, CO 80203

J. Gibson Watson, III

Custodian Independent Trustee

Union Bank

350 California Street, 6th Floor David W. Agostine

San Francisco, CA 94104 Trustee

Transfer Agent Jeffrey W. Taylor

BNY Mellon Shareowner Services President, Principal Executive Officer

480 Washington Blvd.

Jersey City, NJ 07310 Jami M. VonKaenel

Vice President, Treasurer, Principal

Legal Counsel Financial Officer and Secretary

Davis Graham & Stubbs LLP

1550 17th Street, Suite 500 Gordon Taylor

Denver, CO 80202 Chief Compliance Officer

Independent Registered Public

Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

New York Stock Exchange Symbols: DCA

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Statements and other information contained in this report are as dated and are subject to change.

40 2011 Semi-Annual Report (Unaudited) www.dcclosedendfunds.com

This Page Intentionally Left Blank

The Funds are neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

Must be accompanied or preceded by a current prospectus.

For more information, please call 1.866.324.7348. The Funds are neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

Must be accompanied or preceded by a current prospectus.

For more information, please call 1.866.324.7348.

Item 2. Code of Ethics

Not applicable

Item 3. Audit Committee Financial Expert

Not applicable

Item 4. Principal Accountant Fees and Services

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments

(a)	Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item 10.

Item 11 – Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer, Treasurer, and Principal Financial and Accounting Officer of the Registrant have each concluded that such disclosure controls and procedures provide reasonable assurance that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)(1)	Not applicable

(a)(2)	The certifications required by Rule 30a-2(a) of the Act (17 CFR 270.30a-2(a)) are filed and attached hereto as Exhibit 99.CERT.

(a)(3)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) of the Act (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DCA Total Return Fund

By:	/s/ Jeffrey W. Taylor
Jeffrey W. Taylor
President (Principal Executive Officer)

Date:	September 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jeffrey W. Taylor Jeffrey W. Taylor
President (Principal Executive Officer)

Date:	September 2, 2011

By:	/s/ Jami M. VonKaenel
Jami M. VonKaenel
Treasurer (Principal Financial Officer)

Date:	September 2, 2011